Security Information






Security Purchased

CUSIP
02209SAC7

Issuer
Altria Group Inc

Underwriters
Citigroup, Goldman Sachs, JP Morgan, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS
Greenwich Capital, Scotia Capital Inc, Williams
Capital Group LP

Years of continuous operation, including predecessors
> 3 years

Security
MO 8.5% 11/10/13

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/5/2008

Total amount of offering sold to QIBs
1,400,000,000

Total amount of any concurrent public offering
0

Total
1,400,000,000

Public offering price
99.952

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
Baa1/BBB

Current yield
8.50%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income VIP
DWS
330,000.00
 $                   329,842
0.02%

DWS High Income Fund
DWS
2,640,000.00
 $                 2,638,733
0.19%

DWS High Income Plus Fund
DWS
520,000.00
 $                   519,750
0.04%

DWS Strategic Income VIP
DWS
45,000.00
 $                     44,978
0.00%

DWS Strategic Income Fund
DWS
170,000.00
 $                   169,918
0.01%

DWS Strategic Income Trust
DWS
55,000.00
 $                     54,974
0.00%

DWS Multi Market Income Trust
DWS
210,000.00
 $                   209,899
0.02%

DWS Lifecycle Long Range Fund
DWS
30,000.00
 $                     29,986
0.00%

Total

4,000,000
 $                 3,998,080
0.29%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
02209SAD5

Issuer
Altria Group Inc.

Underwriters
Citigroup, Goldman Sachs, JP Morgan, Barclays
Capital, Deutsche Bank Securities Inc, HSBC
Securities, Loop Capital Markets LLC, RBS
Greenwich Capital, Scotia Capital Inc, Williams
Capital Group LP

Years of continuous operation, including predecessors
> 3 years

Security
MO 9.7% 11/10/18

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/5/2008

Total amount of offering sold to QIBs
3,100,000,000

Total amount of any concurrent public offering
0

Total
3,100,000,000

Public offering price
99.931

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa1/BBB

Current yield
9.71%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income VIP
DWS
165,000.00
 $                   164,886
0.01%

DWS High Income Fund
DWS
1,315,000.00
 $                 1,314,093
0.04%

DWS High Income Plus Fund
DWS
260,000.00
 $                   259,821
0.01%

DWS Strategic Income VIP
DWS
25,000.00
 $                     24,983
0.00%

DWS Strategic Income Fund
DWS
85,000.00
 $                     84,941
0.00%

DWS Strategic Income Trust
DWS
30,000.00
 $                     29,979
0.00%

DWS Strategic income VIP
DWS
1,000,000.00
 $                   999,310
0.03%

DWS Strategic Income Fund
DWS
4,000,000.00
 $                 3,997,240
0.13%

DWS Multi Market Income Trust
DWS
105,000.00
 $                   104,928
0.00%

DWS Lifecycle Long Range Fund
DWS
15,000.00
 $                     14,990
0.00%

Total

7,000,000
 $                 6,995,170
0.23%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
05530QAB6

Issuer
BAT INTL FIANACE PLC NT

Underwriters
Citigroup, Deutsche Bank Securities Inc, JP
Morgan Securities, Barclays Capital, Bayerische
Hypo-Und Vereinsbank AG, BNP Paribas, HSBC
Securities, Scotia Capital Inc

Years of continuous operation, including predecessors
> 3 years

Security
BATSLN 9.5% 11/18

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/13/2008

Total amount of offering sold to QIBs
700,000,000

Total amount of any concurrent public offering
0

Total
700,000,000

Public offering price
99.056

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.50%

Rating
Baa1/BBB+

Current yield
9.59%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced VIP
DWS
750,000.00
 $                   742,920
0.11%

DWS Balanced Fund
DWS
2,250,000.00
 $                 2,228,760
0.32%

Total

3,000,000
 $                 2,971,680
0.43%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
111013AH1

Issuer
BRITISH SKY BRDCASTING

Underwriters
Barclays Capital, BNP Paribas, Deutsche Bank
Securities Inc, JP Morgan

Years of continuous operation, including predecessors
> 3 years

Security
BSY 9.5% 11/15/18

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/17/2008

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
99.834

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.25%

Rating
Baa2/BBB

Current yield
9.52%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced VIP
DWS
500,000.00
 $                   499,170
0.08%

DWS Balanced Fund
DWS
1,500,000.00
 $                 1,497,510
0.25%

DWS Core Fixed Income Fund
DWS
6,000,000.00
 $                 5,990,040
1.00%

DWS Core Plus Income Fund
DWS
1,555,000.00
 $                 1,552,419
0.26%

DWS Bond VIP
DWS
590,000.00
 $                   589,021
0.10%

DWS Core Fixed Income VIP
DWS
605,000.00
 $                   603,996
0.10%

Total

10,750,000
 $               10,732,155
1.79%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
191219BT0

Issuer
COCA-COLA ENTERPRISES

Underwriters
BoA, Citigroup, Credit Suisse, DBSI, Williams
Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
CCE 7.375% 3/3/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
10/29/2008

Total amount of offering sold to QIBs
1,000,000,000

Total amount of any concurrent public offering
0

Total
1,000,000,000

Public offering price
99.90

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A3/A

Current yield
7.38%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
4,000,000.00
 $                 3,995,880
0.40%

DWS Balanced VIP
DWS
1,000,000.00
 $                   998,970
0.10%

Total

5,000,000
 $                 4,994,850
0.50%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
25746UBG3

Issuer
DOMINION RESOURCES INC

Underwriters
Barclay Capital, JP Morgan, Credit Suisse,
Deutsche Bank Securities Inc, Keybanc Capital
Markets, BB&T Capital Markets, HVB Capital
Markets Inc, Scotia Capital, SunTrust Robinson
Humphrey

Years of continuous operation, including predecessors
> 3 years

Security
D 8.875% 01/15/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Barclay Capital

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/25/2008

Total amount of offering sold to QIBs
600,000,000

Total amount of any concurrent public offering
0

Total
600,000,000

Public offering price
99.972

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.60%

Rating
Baa2/A-

Current yield
8.88%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Strategic Income VIP
DWS
500,000.00
 $                   499,860
0.08%

DWS Strategic Income Fund
DWS
2,000,000.00
 $                 1,999,440
0.33%

Total

2,500,000
 $                 2,499,300
0.42%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
263534BT5

Issuer
El Du Pont de Nemours

Underwriters
BoA,Credit Suisse, Goldman Sachs, JP Morgan,
Morgan Stanley, RBS Greenwich Capital, Bank of
Tokyo Mitsubishi Limited, Bank of China, Bank of
Nova Scotia, UBS, Citigroup, DBSI, HSBC, ING
Bank NV, Mizuho Securities, Santander Central
Hispano/US, Standard Chartered Bank, Williams
Capital Group

Years of continuous operation, including predecessors
> 3 years

Security
DD 6% 07/15/18

Is the affiliate a manager or co-manager of offering?
Co-manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
7/23/2008

Total amount of offering sold to QIBs
2,000,000,000

Total amount of any concurrent public offering
0

Total
2,000,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
A2/A

Current yield
6.00%

Benchmark vs Spread (basis points)
185bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced Fund
DWS
7,000,000
 $                 7,000,000
0.35%

DWS Balanced VIP
DWS
3,000,000
 $                 3,000,000
0.15%

Total

10,000,000
 $               10,000,000
0.50%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
38146FAA9

Issuer
GOLDMAN SACHS GROUP INC

Underwriters
Goldman Sachs, Citigroup, Morgan Stanley, Bank of New York, Barclay Capital, BB&T Corp,
Blaylock & Partners, BNP Paribas, Daiwa
Securities, Deutsche Bank Securities Inc, FTN
Financial, Keefe Bruyette & Woods, Morgan
Keegan & Co, Stifel Nicolaus & Co, UniCredit
SpA, Williams Capital Group LP

Years of continuous operation, including predecessors
> 3 years

Security
GS 3.25% 06/15/12

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/25/2008

Total amount of offering sold to QIBs
5,500,000,000

Total amount of any concurrent public offering
0

Total
5,500,000,000

Public offering price
99.612

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.30%

Rating
Aaa/AAA

Current yield
3.26%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced VIP
DWS
750,000.00
 $                   747,090
0.01%

DWS Balanced Fund
DWS
2,250,000.00
 $                 2,241,270
0.04%

DWS Short Duration Plus Fund
DWS
15,000,000.00
 $               14,941,800
0.27%

Total

18,000,000
 $               17,930,160
0.33%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
3623E0209

Issuer
GT Solar International Inc.

Underwriters
 Credit Suisse, UBS, BoA, DBSI, Piper Jaffray,
Thomas Weisel Partners

Years of continuous operation, including predecessors
> 3 years

Ticker
SOLR

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
7/23/2008

Total dollar amount of offering sold to QIBs
 $                       499,950,000

Total dollar amount of any concurrent public offering
 $                               -

Total
 $                       499,950,000

Public offering price
 $                       16.50

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                       0.99

Rating
N/A

Current yield
N/A







Fund Specific Information






Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Mid Cap Growth Fund
DWS
73,700
 $                   1,216,050
0.24%

DWS Mid Cap Growth VIP
DWS
4,300
 $                       70,950
0.01%

DWS Small Cap Growth Fund
DWS
24,200
 $                      399,300
0.08%

DWS Small Cap Growth VIP
DWS
14,100
 $                      232,650
0.05%

Total

116,300
 $                   1,918,950
0.38%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
494550AZ9

Issuer
KINDER MORGAN ENER PART

Underwriters
Barclays Capital, Deutsche Bank Securities, RBS
Greenwich Capital, DnB Nor Markets, Goldman
Sachs, JP Morgan, Mitsubishi UFJ Securities, RBC
Capital Markets, SunTrust Robinson Humphrey

Years of continuous operation, including predecessors
> 3 years

Security
KMP 9% 02/01/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Barclays Capital

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/16/2008

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public offering
0

Total
500,000,000

Public offering price
99.973

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.30%

Rating
Baa2/BBB

Current yield
9.00%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Strategic Income VIP
DWS
155,000.00
 $                   154,958
0.03%

DWS Strategic Income Fund
DWS
620,000.00
 $                   619,833
0.12%

Total

775,000
 $                   774,791
0.16%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
718172AG4

Issuer
PHILIP MORRIS INTL INC

Underwriters
Citigroup, Deutsche Bank Securities Inc, Goldman
Sachs, BNP Paribas, RBS Greenwich Capital,
Societe Generale

Years of continuous operation, including predecessors
> 3 years

Security
PM 6.875% 03/17/14

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/12/2008

Total amount of offering sold to QIBs
1,250,000,000

Total amount of any concurrent public offering
0

Total
1,250,000,000

Public offering price
99.512

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A2e/A

Current yield
6.91%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income Plus Fund
DWS
165,000.00
 $                   164,195
0.01%

DWS Strategic Income VIP
DWS
15,000.00
 $                     14,927
0.00%

DWS High Income Fund
DWS
825,000.00
 $                   820,974
0.07%

DWS High Income VIP
DWS
105,000.00
 $                   104,488
0.01%

DWS Strategic Income Fund
DWS
55,000.00
 $                     54,732
0.00%

DWS Strategic Income Trust
DWS
275,000.00
 $                   273,658
0.02%

DWS Multi Market Income Trust
DWS
1,050,000.00
 $                 1,044,876
0.08%

DWS Lifecycle Long Range Fund
DWS
10,000.00
 $                       9,951
0.00%

Total

2,500,000
 $                 2,487,800
0.20%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
816851AK5

Issuer
SEMPRA ENERGY SR UNSEC

Underwriters
Banc of America Securities LLC, Deutsche Bank
Securities Inc, Goldman Sachs, RBS Greenwich
Capital, BBVA Securities Inc, Wedbush Morgan
Securities

Years of continuous operation, including predecessors
> 3 years

Security
SRE 9.8% 02/15/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/17/2008

Total amount of offering sold to QIBs
500,000,000

Total amount of any concurrent public offering
0

Total
500,000,000

Public offering price
99.552

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.65%

Rating
Baa1/BBB+

Current yield
9.84%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Strategic Income VIP
DWS
185,000.00
 $                   184,171
0.04%

DWS Strategic Income Fund
DWS
738,000.00
 $                   734,694
0.15%

Total

923,000
 $                   918,865
0.18%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
88732JAP3

Issuer
Time Warner Cable Co

Underwriters
Banc of America Securities LLC, Barclays Capital,
BNP Paribas, Citigroup, Daiwa Securities America,
Deutsche Bank Securities Inc, Fortis Securities,
Goldman Sachs, Mitsubishi UFJ Securities
Internet, Mizuho Securities, Morgan Stanley, RBS
Greenwich Capital, UBS Securities LLC,
Wachovia Securities, Loop Capital Markets LLC,
Utendahl Capital Partners LP

Years of continuous operation, including predecessors
> 3 years

Security
TWC 8 .75% 2/14/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/13/2008

Total amount of offering sold to QIBs
1,250,000,000

Total amount of any concurrent public offering
0

Total
1,250,000,000

Public offering price
98.465

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
Baa2/BBB+

Current yield
8.89%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Strategic Income VIP
DWS
400,000.00
 $                   393,860
0.03%

DWS Strategic Income Fund
DWS
1,600,000.00
 $                 1,575,440
0.13%

Total

2,000,000
 $                 1,969,300
0.16%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
88732JAQ1

Issuer
TIME WARNER CABLE INC

Underwriters
Banc of America Securities, Barclays Capital, BNP
Paribas, Citigroup, Daiwa Securities America,
Deutsche Bank Securities Inc, Fortis Securities,
Goldman Sachs, Mitsubishi UFJ Securities
Internet, Mizuho Securities, Morgan Stanley, RBS
Greenwich Capital, UBS Securities, Wachovia
Securities

Years of continuous operation, including predecessors
> 3 years

Security
TWC 8.25% 02/14/14

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/13/2008

Total amount of offering sold to QIBs
750,000,000

Total amount of any concurrent public offering
0

Total
750,000,000

Public offering price
99.849

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.35%

Rating
Baa2/BBB+

Current yield
8.26%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Balanced VIP
DWS
750,000.00
 $                   748,868
0.10%

DWS Balanced Fund
DWS
2,250,000.00
 $                 2,246,603
0.30%

Total

3,000,000
 $                 2,995,470
0.40%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
913017BQ1

Issuer
UNITED TECHNOLOGIES CORP

Underwriters
Banc of America Securities,Citigroup, Deutsche
Bank Securities, HSBC Securities, JP Morgan,
Banca IMI, Bank of Tokyo-Mitsubishi, BNP
Paribas, Daiwa Securities, Goldman Sachs, RBS
Greenwich Capital, Santander Investment
Securities, Societe Generale, Bank of New York
Mellon Corp, BMO Capital Markets, Dresdner
Kleinwort Securities, Dresner Partners

Years of continuous operation, including predecessors
> 3 years

Security
UTX 6.125% 02/01/19

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
12/15/2008

Total amount of offering sold to QIBs
1,250,000,000

Total amount of any concurrent public offering
0

Total
1,250,000,000

Public offering price
99.838

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.45%

Rating
A2/A

Current yield
6.14%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS Strategic Income VIP
DWS
235,000.00
 $                   234,619
0.02%

DWS Strategic Income Fund
DWS
935,000.00
 $                   933,485
0.07%

Total

1,170,000
 $                 1,168,105
0.09%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information






Security Purchased

CUSIP
927804FG4

Issuer
VIRGINIA ELECTRIC & POWER CO

Underwriters
Citigroup, Goldman Sachs, RBS Greenwich
Capital, Bank of New York Mellon Corp, The
Duetsche Bank Securities Inc, KBC Group NV,
Scotia Capital Inc, UBS Securities LLC, Williams
Capital Group LP

Years of continuous operation, including predecessors
> 3 years

Security
D 8.875% 11/15/38

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
Goldman, Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/3/2008

Total amount of offering sold to QIBs
700,000,000

Total amount of any concurrent public offering
0

Total
700,000,000

Public offering price
99.995

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa1/A-

Current yield
8.88%

Benchmark vs Spread (basis points)








Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

DWS Funds





DWS High Income Fund
DWS
305,000.00
 $                   304,985
0.04%

DWS High Income Plus Fund
DWS
60,000.00
 $                     59,997
0.01%

DWS High Income VIP
DWS
40,000.00
 $                     39,998
0.01%

DWS Lifecycle Long Range Fund
DWS
10,000.00
 $                     10,000
0.00%

DWS Multi Market Income Trust
DWS
25,000.00
 $                     24,999
0.00%

DWS Short Duration Plus Fund
DWS
20,000.00
 $                     19,999
0.00%

DWS Strategic Income Fund
DWS
20,000.00
 $                     19,999
0.00%

DWS Strategic Income Trust
DWS
10,000.00
 $                     10,000
0.00%

DWS Strategic Income VIP
DWS
10,000.00
 $                     10,000
0.00%

Total

500,000
 $                   499,975
0.07%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.